UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2013

RealPage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway Carrollton, Texas	75007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 820-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 14, 2013, Steve Winn, Chairman and CEO of RealPage, Inc., and his affiliates adopted a pre-arranged stock trading plan in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934 and RealPage’s policies regarding stock transactions. On June 14, 2012, Steve Winn, Chairman and CEO of RealPage, Inc., and his affiliates adopted a pre-arranged stock trading plan in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934 and RealPage’s policies regarding stock transactions, which will expire September 16, 2013 prior to any sales under the new Rule 10b5-1 trading plan.

This new Rule 10b5-1 trading plan was adopted to enable Mr. Winn and his affiliates to sell a portion of their RealPage stock over time as part of Mr. Winn’s long-term strategy for asset diversification and liquidity. The transactions under the new Rule 10b5-1 trading plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. Utilizing this type of trading plan, Mr. Winn can gradually diversify his investment portfolio, spreading stock trades out over an extended period of time and reducing market impact. In addition, as a result of being established well in advance of a potential trade, the new Rule 10b5-1 trading plan helps avoid concerns as to whether Mr. Winn or his affiliates had material, non-public information when a decision is made to sell stock.

Mr. Winn and his affiliates currently hold 26,702,081 shares of common stock, which represents approximately 34.74% of RealPage’s outstanding capital stock. Mr. Winn and his affiliates intend to sell approximately 2,040,000 shares under the new Rule 10b5-1 trading plan over 12 months as part of a diversification plan. If all sales under the new Rule 10b5-1 trading plan are conducted, Mr. Winn and his affiliates will collectively retain approximately 92.4% of their current holdings of RealPage stock. For purposes of calculating Mr. Winn and his affiliates’ percentage ownership, stock options exercisable within 60 days after June 14, 2013 are included but not the stock options of any other person or group.

On June 14, 2013, RealPage, Inc. issued a press release regarding the new Rule 10b5-1 trading plan described above. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1.	Press release dated June 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealPage, Inc.
(Registrant)

June 14, 2013	/s/ TIMOTHY J. BARKER
(Date)	Timothy J. Barker Chief Financial Officer

Exhibit Index

99.1	Press release dated June 14, 2013